                                                                    Exhibit 99.1




                              FINANCIAL STATEMENTS

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED

                    THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED

                          INDEX TO FINANCIAL STATEMENTS

                               September 30, 2001





                                                                          PAGES

Compilation Report                                                        2

Balance Sheets                                                            3

Statements of Income                                                      4

Statements of Changes in Members' Equity                                  5

Statements of Cash Flows                                                  6

Notes to Financial Statements                                             7 - 11

                               COMPILATION REPORT


To the Board of Directors and Stockholders of Harbin Three Happiness Bioengineering Limited

We have compiled the accompanying balance sheet of Harbin Three Happiness Bioengineering Limited (the "Company") as of September 30, 2001, and the related statements of income, members' equity, and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly do not express an opinion or any other assurance on them.

Original Signed



Thomas Leger & Co., L.L.P.
Houston, Texas
November 28, 2001

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001
                             (United States Dollars)


                                     ASSETS

                                                                                   September 30,
                                                                                        2001
                                                                                  -----------------
CURRENT ASSETS
  Cash and bank balances                                                                 $ 918,968
  Trade receivables, net of provisions                                                     928,385
   Inventory                                                                               846,642
   Prepayments for goods                                                                   815,274
   Due from shareholders                                                                   422,988
   Due from related party                                                                   71,557
   Due from employees                                                                       66,353
   Deferred taxes                                                                           36,408
                                                                                  -----------------

TOTAL CURRENT ASSETS                                                                     4,106,575

FIXED ASSETS, net of amortization                                                        3,969,198

OTHER ASSETS, net of amortization                                                          835,843
                                                                                  -----------------


TOTAL ASSETS                                                                           $ 8,911,616
                                                                                  =================


                   LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued expenses                                                 $ 697,998
   Prepayments for materials                                                               406,591
   Bank loans                                                                            1,566,265
   Taxes payable                                                                            93,598
   Payable to related party                                                                 30,120
                                                                                  -----------------

TOTAL CURRENT LIABILITIES                                                                2,794,572

MEMBERS' EQUITY                                                                          6,117,044
                                                                                  -----------------


TOTAL LIABILITIES AND MEMBERS' EQUITY                                                  $ 8,911,616
                                                                                  =================


   The accompanying notes are an integral part of these financial statements.

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                               STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 2001
                             (United States Dollars)



                                                                            Nine Months Ended
                                                                              September 30,
                                                                                   2001
                                                                            ------------------
SALES                                                                             $ 5,942,244

COST OF SALES                                                                       2,486,325
                                                                               ---------------

GROSS PROFIT                                                                        3,455,919

SELLING AND ADMINISTRATIVE EXPENSE                                                    513,927

ADVERTISING                                                                           821,128

GENERAL AND ADMINISTRATIVE EXPENSES                                                   446,372

DEPRECIATION AND AMORTIZATION                                                         289,234

INTEREST                                                                               70,202

OTHER INCOME                                                                           (2,349)
                                                                               ---------------

INCOME BEFORE INCOME TAXES                                                          1,317,405

INCOME TAXES                                                                          197,610
                                                                               ---------------

NET INCOME                                                                        $ 1,119,795
                                                                               ===============


   The accompanying notes are an integral part of these financial statements.

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                     STATEMENT OF CHANGES IN MEMBERS' EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                           ( United States Dollars )


                                                   Capital           Statutory
                                                 Contributed          Capital             Earnings               Total
                                               ----------------   -----------------    ----------------     ----------------
Balance at December 31,2000                          3,614,458             310,532           1,072,259            4,997,249

Net income                                            -                   -                  1,119,795            1,119,795

Increase in statutory capital                         -                     38,882             (38,882)            -
                                               ----------------   -----------------    ----------------     ----------------

Balance at September 30, 2001                      $ 3,614,458           $ 349,414         $ 2,153,172          $ 6,117,044
                                               ================   =================    ================     ================



   The accompanying notes are an integral part of these financial statements.

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 2001
                             (United States Dollars)


                                                                                Nine Months Ended
                                                                                   September 30,
                                                                                        2001
                                                                                -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                         $ 1,119,795
Adjustments to reconcile net income to
 net cash provided by operating:
   Depreciation and amortization                                                       289,234
(Increase)decrease in assets:
    Inventory                                                                          (14,897)
    Trade receivables                                                                 (581,515)
    Advance payments                                                                  (167,764)
    Due from shareholders                                                             (332,530)
    Due from related party                                                             (71,557)
    Due from employees                                                                 (41,995)
    Deferred taxes                                                                       3,659
Increase(decrease) in liabilities:
    Trade payables and accrued expenses                                                320,268
    Payable to related party                                                           (97,934)
    Income taxes payable                                                                (8,011)
    Prepayments                                                                         45,391
                                                                                 --------------

Net cash provided by operating activities                                              462,144
                                                                                 --------------


CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of fixed assets                                                           (13,624)
                                                                                 --------------
    Net cash used in investing activities                                              (13,624)
                                                                                 --------------

NET INCREASE IN CASH AND BANK BALANCES                                                 448,520
                                                                                 --------------
    Cash and bank balances, beginning of period                                        470,448
                                                                                 --------------

    Cash and bank balances, at end of period                                         $ 918,968
                                                                                 ==============


   The accompanying notes are an integral part of these financial statements.

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                               SEPTEMBER 30, 2001


NOTES

   1.    ORGANIZATION AND PRINCIPAL ACTIVITIES

         Harbin Three Happiness Bioengineering Limited (a limited liability company), (the "Company") was formed in the People's Republic of China (the "PRC") in 1995.

         The principal activities of the Company are research, manufacture and sale of prescription and non-prescription health care products.

   2.    BASIS OF PRESENTATION

         The financial statements are prepared in accordance with generally accepted accounting principles used in the United States of America. This basis of accounting differs from that used in the statutory financial statements in the PRC.

         There were no material adjustments.

   3.    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

         ECONOMIC AND POLITICAL RISKS The Company faces a number of risks and challenges since its operations are in the PRC and its primary market is in the PRC.

         CASH AND CASH EQUIVALENTS The Group considers cash and cash equivalents to include cash on hand and demand deposits with banks.

         The Company maintains no bank accounts in the United States of America.

         INVENTORY
         Inventories are stated at the lower of cost or market on the first-in, first-out basis, and includes finished goods, raw materials, packaging material and product merchandise. Finished goods include costs of raw materials, packaging, labor used in production, and warehousing.

         PROPERTY, PLANT AND EQUIPMENT
         Property, plant and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

         When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                               SEPTEMBER 30, 2001


   3.    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (continued)

         In accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of", the Group examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable. There were no impairments.

         Depreciation is calculated on a straight-line basis over the estimated useful life of the assets. The percentages applied are:

                  o    Leasehold land and buildings       2% - 10.0%

                  o    Machines and equipment             10%

                  o    Vehicles                           20%

                  o    Office equipment and furnishings   20%

                  o    Other                              20%


         OTHER ASSETS
         Other assets are comprised of intangible assets such as licensing fees, which are amortized over the estimated useful life, generally twelve years.

         INCOME TAXES
         Taxes are calculated in accordance with taxation principles currently effective in the PRC. Income taxes are determined under the liability method as required by Statement of Financial Accounting Standard No. 109 "Accounting for Income Taxes".

         FOREIGN CURRENCY TRANSLATION
         Translation of amounts from Republic of China dollars ("RMB$") into United States dollars ("US$") has been made at the respective applicable rates of exchange. Monetary assets and liabilities denominated in foreign currencies are translated into US$ at the applicable rate of exchange at the balance sheet date.

         Translation of amounts from RMB$ into US$ has been made at the rate of exchange: at US$1.00: RMB$8.30. No representation is made that the RMB$ amounts could have been, or could be, converted into US$ at that rate. This translation is for the convenience of the reader.

         USE OF ESTIMATES
         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                               SEPTEMBER 30, 2001


   3.    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (continued

         REVENUE RECOGNITION
         Revenue is recognized when merchandise is shipped and title passes to the customer.

         EMPLOYEES' BENEFITS
         Mandatory contributions are made to the Government's health, retirement benefit and unemployment schemes at the statutory rates in force during the period, based on gross salary payments. The cost of these payments is charged to the statement of income in the same period as the related salary cost.

         STATEMENTS OF CASH FLOW
         Cash flow statements have been compiled using the indirect method.

   4.    FIXED ASSETS(at cost)


                                                               September 30,
                                                                   2001
                                                               -------------
         Leasehold land and buildings                          $   3,102,078
         Plant and machinery                                       1,612,947
         Motor vehicles                                              145,422
         Furniture and fixtures                                      110,473
         Other                                                        96,185
                                                               -------------
                                                                   5,067,105
                                                               -------------

         Less Accumulated depreciation:
         Leasehold land and buildings                                203,827
         Plant and machinery                                         689,132
         Motor vehicles                                              123,495
         Furniture and fixtures                                       50,330
         Other                                                        31,123
                                                               -------------
                                                                   1,097,907
                                                               -------------

         Net book value                                        $   3,969,198
                                                               -------------


         All the Company's land and buildings are located in the PRC under a land use right for 10 to 50 years commencing in 1995.


   5.    Other (Intangible) Asset


                                                               September 30,
                                                                     2001
                                                               -------------
         Cost                                                  $   1,084,337
         Less : Accumulated amortization                             248,494
                                                               -------------
         Net book value                                        $     835,843
                                                               =============

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                               SEPTEMBER 30, 2001


   6.    INVENTORIES


                                                               September 30,
                                                                   2001
                                                               -------------
         Raw materials                                         $     259,398
         Finished goods                                              587,244
                                                               -------------
                                                               $     846,642
                                                               =============



   7.    AMOUNT(S) DUE FROM/ (TO) SHAREHOLDERS/ A RELATED COMPANY

         The amounts are unsecured, interest-free and repayable on demand.

   8.    BANK LOANS

         The loans bearing interest at a rate of 5.3625% per annum are due within one year and are guaranteed by a related company. The related company has agreed to continue to provide the guarantees until the loans are fully repaid.

   9.    INCOME TAXES

         The provisions for income taxes for the nine months ended September 30 are summarized as follows:

         PRC:                                                       2001
                                                               -------------
         Current                                               $     193,951
         Deferred                                                      3,659
                                                               -------------
                                                               $     197,610
                                                               =============


         The provision for income taxes differ from amounts computed at the statutory rate as follows:


                                                             Nine months ended
                                                               September 30,
                                                                    2001
                                                               -------------
         PRC income tax at statutory rate                      $     197,610
         Reconciling items:
           Temporary differences                                      (3,659)
                                                               -------------
                                                               $     193,951
                                                               =============

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                               SEPTEMBER 30, 2001


   9.    INCOME TAXES - (continued)


         The Company's deferred tax assets were as follows at September 30:


                                                                    2001
                                                               -------------
         Basis difference in property,
           plant and equipment                                 $      30,622
         Other                                                         5,786
                                                               -------------
                                                               $      36,408
                                                               =============


         Taxes payable at September 30 are as follows:


                                                                    2001
                                                               -------------
         Value added tax                                       $      10,052
         Corporation income tax                                       83,546
                                                               -------------
                                                               $      93,598
                                                               =============



   10.   RELATED PARTY TRANSACTIONS

         The Company is affiliated with other companies through common ownership. There were no transactions involving operating income or expense during the nine months ended September 30, 2001. However, as discussed in Note 8, one affiliated company provides a guarantee on all bank debt.

                              FINANCIAL STATEMENTS

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED

                   THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED

                          INDEX TO FINANCIAL STATEMENTS







                                                                          PAGES

Report of Independent Auditors                                            2

Balance Sheets                                                            3

Statements of Income                                                      4

Statements of Changes in Members' Equity                                  5

Statements of Cash Flows                                                  6

Notes to Financial Statements                                             7 - 11

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Stockholders of Harbin Three Happiness Bioengineering Limited

We have audited the accompanying balance sheet of Harbin Three Happiness Bioengineering Limited (the "Company") as of December 31, 2000 and 1999, and the related statements of income, retained earnings, and cash flows for the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbin Three Happiness Bioengineering Limited and subsidiaries as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the two years then ended in conformity with accounting principles generally accepted in the United States of America.



Thomas Leger & Co., L.L.P.
Houston, Texas
October 1, 2001, except for Note 11
  which is dated December 18, 2001

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                                  BALANCE SHEET
                           DECEMBER 31, 2000 and 1999
                             (United States Dollars)

                                     ASSETS

                                                             December 31,
                                                        ------------------------
                                                           2000         1999
                                                        ----------   ----------
CURRENT ASSETS
  Cash and bank balances                                $  470,448   $  201,765
  Trade receivables, net of provisions                     346,870      196,930
   Inventory                                               831,745      593,815
   Prepayments for goods                                   671,868    1,108,243
   Due from shareholders                                    90,458       97,977
   Deferred taxes                                           40,067       32,167
                                                        ----------   ----------

TOTAL CURRENT ASSETS                                     2,451,456    2,230,897

FIXED ASSETS, net of amortization                        4,177,037    4,236,328

OTHER ASSETS, net of amortization                          903,614      993,976
                                                        ----------   ----------


TOTAL ASSETS                                            $7,532,107   $7,461,201
                                                        ==========   ==========


                         LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued expenses                $  377,730   $  611,374
   Prepayments for materials                               361,200      559,750
   Bank loans                                            1,566,265    1,445,783
   Due to shareholder                                            -        8,940
   Taxes payable                                           101,609       82,543
   Payable to related party                                128,054      470,152
   Dividend payable                                              -      297,646
                                                        ----------   ----------

TOTAL CURRENT LIABILITIES                                2,534,858    3,476,188

MEMBERS' EQUITY                                          4,997,249    3,985,013
                                                        ----------   ----------


TOTAL LIABILITIES AND MEMBERS' EQUITY                   $7,532,107   $7,461,201
                                                        ==========   ==========

   The accompanying notes are an integral part of these financial statements.

           HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                        STATEMENT OF INCOME
              YEARS ENDED DECNEBER 31, 2000 and 1999
                      (United States Dollars)

                                         Year Ended Decmeber 31,
                                       --------------------------
                                           2000           1999
                                       -----------    -----------
SALES                                  $ 5,928,512    $ 3,279,815

COST OF SALES                            1,997,317      1,414,057
                                       -----------    -----------

GROSS PROFIT                             3,931,195      1,865,758

SELLING AND ADMINISTRATIVE EXPENSE         511,377        293,144

ADVERTISING                              1,248,129        498,988

GENERAL AND ADMINISTRATIVE EXPENSES        566,925        319,945

DEPRECIATION AND AMORTIZATION              365,041        340,207

INTEREST                                    93,551         88,517

OTHER INCOME                               (44,332)       (68,788)
                                       -----------    -----------

INCOME BEFORE INCOME TAXES               1,190,866        393,745

INCOME TAXES                               178,630         59,061
                                       -----------    -----------

NET INCOME                             $ 1,012,236    $   334,684
                                       ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                     HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                        STATEMENT OF CHANGES IN MEMBERS' EQUITY
                     FOR THE YEARS ENDED DECEMBER 31, 1999 AND 2000
                               ( United States Dollars )

                                  Capital      Statutory
                                Contributed     Capital      Earnings         Total
                                -----------   -----------   -----------    -----------

Balance at December 31,1998     $ 3,614,458   $   114,627   $   218,890    $ 3,947,975

Net income                          -             -             334,684        334,684

Increase in statutory capital       -              37,209       (37,209)       -

Dividend declared                   -             -            (297,646)      (297,646)
                                -----------   -----------   -----------    -----------


Balance at December 31,1999       3,614,458       151,836       218,719      3,985,013

Net income                          -             -           1,012,236      1,012,236

Increase in statutory capital       -             158,696      (158,696)       -
                                -----------   -----------   -----------    -----------

Balance at December 31, 2000    $ 3,614,458   $   310,532   $ 1,072,259    $ 4,997,249
                                ===========   ===========   ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                             STATEMENT OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1999 and 2000
                             (United States Dollars)

                                                    Year Ended December 31,
                                                  --------------------------
                                                     2000           1999
                                                  -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                        $ 1,012,236    $   334,684
Adjustments to reconcile net income to
 net cash provided by operating:
   Depreciation and amortization                      365,041        340,207
(Increase)decrease in assets:
    Inventory                                        (237,930)       (97,701)
    Trade receivables                                (149,940)       341,095
    Advance payments                                  436,376       (533,033)
    Due from shareholders                               7,519        (97,977)
    Deferred taxes                                     (7,900)       (32,167)
Increase(decrease) in liabilities:
    Trade payables and accrued expenses              (233,643)       378,335
    Payable to related party                         (342,097)       349,670
    Due to shareholders                                (8,940)         8,940
    Income taxes payable                               19,066         (6,314)
    Prepayments                                      (198,550)       367,344
                                                  -----------    -----------

Net cash provided by operating activities             661,238      1,353,083
                                                  -----------    -----------


CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of fixed assets                         (215,388)    (1,031,064)
    Purchase of other assets                       (1,084,337)
    Dividends (declared) paid                        (297,646)       297,646
                                                  -----------    -----------
    Net cash used in investing activities            (513,034)    (1,817,755)

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from borrowings                          120,482        481,928
                                                  -----------    -----------
NET INCREASE IN CASH AND BANK BALANCES                268,683         17,256
    Cash and bank balances, beginning of period       201,765        184,509
                                                  -----------    -----------

   Cash and bank balances, at end of period       $   470,448    $   201,765
                                                  ===========    ===========

Supplementary information:
   Interest paid                                  $    93,672    $    88,518
                                                  ===========    ===========
   Taxes paid                                     $   167,464    $    97,542
                                                  ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                                DECEMBER 31, 2000


NOTES

1.       ORGANIZATION AND PRINCIPAL ACTIVITIES

         Harbin Three Happiness Bioengineering Limited (a limited liability company), (the "Company") was formed in the People's Republic of China (the "PRC" in 1995.

         The principal activities of the Company are research, manufacture and sale of prescription and non-prescription health care products.

2.       BASIS OF PRESENTATION

         The financial statements are prepared in accordance with generally accepted accounting principles used in the United States of America. This basis of accounting differs from that used in the statutory financial statements in the PRC.

         There were no material adjustments.

3.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

         ECONOMIC AND POLITICAL RISKS
         The Company faces a number of risks and challenges since its operations are in the PRC and its primary market is in the PRC.

         CASH AND CASH EQUIVALENTS
         The Group considers cash and cash equivalents to include cash on hand and demand deposits with banks.

         The Company maintains no bank accounts in the United States of America.

         INVENTORY
         Inventories are stated at the lower of cost or market on the first-in, first-out basis, and includes finished goods, raw materials, packaging material and product merchandise. Finished goods include costs of raw materials, packaging, labor used in production, and warehousing.

         PROPERTY, PLANT AND EQUIPMENT
         Property, plant and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

         When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                                DECEMBER 31, 2000


3.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (continued)

         In accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of", the Group examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable. There were no impairments.

         Depreciation is calculated on a straight-line basis over the estimated useful life of the assets. The percentages applied are:

               o  Leasehold land and buildings          2% - 10.0%
               o  Machines and equipment                10%
               o  Vehicles                              20%
               o  Office equipment and furnishings      20%
               o  Other                                 20%

         OTHER ASSETS
         Other assets are comprised of intangible assets such as licensing fees, which are amortized over the estimated useful life, generally twelve years.

         INCOME TAXES
         Taxes are calculated in accordance with taxation principles currently effective in the PRC. Income taxes are determined under the liability method as required by Statement of Financial Accounting Standard No. 109 "Accounting for Income Taxes".

         FOREIGN CURRENCY TRANSLATION
         Translation of amounts from Republic of China dollars ("RMB$") into United States dollars ("US$") has been made at the respective applicable rates of exchange. Monetary assets and liabilities denominated in foreign currencies are translated into US$ at the applicable rate of exchange at the balance sheet date.

         Translation of amounts from RMB$ into US$ has been made at the rate of exchange: at US$1.00: RMB$8.30. No representation is made that the RMB$ amounts could have been, or could be, converted into US$ at that rate. This translation is for the convenience of the reader.

         USE OF ESTIMATES
         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                                DECEMBER 31, 2000


3.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (continued)

         REVENUE RECOGNITION
         Revenue is recognized when merchandise is shipped and title passes to the customer.

         EMPLOYEES' BENEFITS
         Mandatory contributions are made to the Government's health, retirement benefit and unemployment schemes at the statutory rates in force during the period, based on gross salary payments. The cost of these payments is charged to the statement of income in the same period as the related salary cost.

         STATEMENTS OF CASH FLOW
         Cash flow statements have been compiled using the indirect method.

4.       FIXED ASSETS(at cost)

                                              2000        1999
                                          ----------   ----------
         Leasehold land and buildings     $3,102,078   $3,102,078
         Plant and machinery               1,604,703    1,466,054
         Motor vehicles                      145,422      145,422
         Furniture and fixtures              105,092       40,721
         Other                                96,186       83,818
                                          ----------   ----------
                                           5,053,481    4,838,093
                                          ----------   ----------

         Less Accumulated depreciation:
         Leasehold land and buildings        153,682       86,821
         Plant and machinery                 568,161      415,636
         Motor vehicles                      101,682       79,706
         Furniture and fixtures               34,550       15,969
         Other                                18,369        3,633
                                          ----------   ----------
                                             876,444      601,765
                                          ----------   ----------

         Net book value                   $4,177,037   $4,236,328
                                          ==========   ==========


         All the Company's land and buildings are located in the PRC under a land use right for 10 to 50 years commencing in 1995.

5.       Other (Intangible) Asset


                                              2000         1999
                                           ----------   ----------
         Cost                              $1,084,337   $1,084,337
         Less : Accumulated amortization      180,723       90,361
                                           ----------   ----------
         Net book value                    $  903,614   $  993,976
                                           ==========   ==========

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                                DECEMBER 31, 2000


6.       INVENTORIES

                                                 December 31,
                                           -----------------------
                                              2000         1999
                                           ----------   ----------
         Raw materials                     $  278,880   $  323,672
         Finished goods                       552,865      270,143
                                           ----------   ----------
                                           $  831,745   $  593,815
                                           ==========   ==========

7.       AMOUNT(S) DUE FROM/(TO) SHAREHOLDERS/A RELATED COMPANY

         The amounts are unsecured, interest-free and repayable on demand.

8.       BANK LOANS

         The loans bearing interest at a rate of 5.3625% per annum are due within one year and are guaranteed by a related company. The related company has agreed to continue to provide the guarantees until the loans are fully repaid.

9.       INCOME TAXES

         The provisions for income taxes for the years ended December 31 are summarized as follows:

         PRC:                                 2000         1999
                                           ----------   ----------
         Current                           $  186,530   $   91,228
         Deferred                              (7,900)     (32,167)
                                           ----------   ----------
                                           $  178,630   $   59,061
                                           ==========   ==========

         The provision for income taxes differ from amounts computed at the statutory rate as follows:

                                           Year ended December 31,
                                           -----------------------
                                              2000         1999
                                           ----------   ----------
         PRC income tax at statutory rate  $  178,630   $   59,061
         Reconciling items:
            Permanent differences             (15,055)           -
            Temporary differences              22,955            -
                                           ----------   ----------
                                           $  186,530   $   59,061
                                           ==========   ==========

         The Company's deferred tax assets were as follows at December 31:

                                              2000         1999
                                           ----------   ----------
         Basis difference in property,
            plant and equipment            $   30,622   $   29,786
         Basis difference in inventory         18,072            -
         Other                                 (8,627)       2,381
                                           ----------   ----------
                                           $   40,067   $   32,167
                                           ==========   ==========

                  HARBIN THREE HAPPINESS BIOENGINEERING LIMITED
                                DECEMBER 31, 2000


9.       INCOME TAXES - (continued)

         Taxes payable at December 31 are as follows:

                                              2000         1999
                                           ----------   ----------
         Value added tax                   $   68,023   $   57,656
         Corporation income tax                33,586       24,887
                                           ----------   ----------
                                           $  101,609   $   82,543
                                           ==========   ==========

10.      RELATED PARTY TRANSACTIONS

         The Company is affiliated with other companies through common ownership. There were no transactions involving operating income or expense during 1999 and 2000. However, as discussed in Note 8, one affiliated company provides a guarantee on all bank debt.

11.      SUBSEQUENT EVENTS

         The Company has announced a reverse merger with Internet Golf Association, Inc. (IGA). Under the terms of the proposed merger agreement, IGA would acquire 100% of the outstanding shares of the Company.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION


The following unaudited pro forma combined financial statements give effect to the merger using the purchase method of accounting as prescribed by Statement of Financial Accounting Standards No. 141 "Business Combinations." The following unaudited pro forma combined financial statements and the accompanying notes should be read in conjunction with the historical financial statements and related notes of Internet Golf Association, Inc. (IGA) and Harbin Three Happiness Bioengineering Limited (Harbin) which are included elsewhere in this document.

The unaudited pro forma combined financial statements are provided for information purposes only and does not purport to represent what the combined financial position and results of operations would have been had the merger in fact occurred on the dates indicated. The following unaudited pro forma combined balance sheet represents the combined financial position of IGA and Harbin as of September 30, 2001, assuming that the merger occurred on September 30, 2001. The unaudited proforma combined statements of operations give effect to the proposed merger of IGA and Harbin by combining the results of operations for the year ended December 31, 2000 and the nine month period ended September 30, 2001. The unaudited proforma combined financial statements are presented for illustrative purposes only. The proforma adjustments are based upon available information and assumptions that management believes are reasonable.

                HARBIN THREE HAPPINESS BIOENGINEERING LIMITED AND
          INTERNET GOLF ASSOCIATION, INC. (A DEVELOPMENT STAGE COMPANY)
                        PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2001


                                                    INTERNET          HARBIN
                                                      GOLF             THREE         PRO FORMA
               ASSETS                              (UNAUDITED)      (Unaudited)      ADJUSTMENTS            PRO FORMA
        --------------------                       -----------      -----------      -----------           -----------
        CURRENT ASSETS
         Cash and cash equivalents                 $        76      $   918,968      $        --           $   919,044
         Trade receivables                                  --          928,385               --               928,385
         Inventories                                        --          846,642               --               846,642
         Prepaid expenses                                   --          815,274               --               815,274
         Other                                              --          597,306               --               597,306
                                                   -----------      -----------      -----------           -----------
         Total Current assets                               --        4,106,575               --             3,187,607

        PROPERTY AND EQUIPMENT, NET                         --        3,969,198               --             3,969,198
        OTHER                                               --          835,843               --               835,843
                                                   -----------      -----------      -----------           -----------
                                                   $        --      $ 8,911,616      $        --           $ 7,992,648
                                                   ===========      ===========      ===========           ===========


        LIABILITIES AND MEMBERS' EQUITY

        CURRENT LIABILITIES
         Accounts payable and accrued expenses     $    72,295      $   697,998      $   226,705 (2,5)     $   996,998
         Bank loans                                         --        1,566,265               --             1,566,265
         Other                                              --          530,309               --               530,309
                                                   -----------      -----------      -----------           -----------
         Total current liabilities                      72,295        2,794,572          226,705             3,093,572
        Long-term liabilities
         Long-term debt                                333,333               --         (333,333)(3)                --
        Shareholders' equity                                --               --               --                    --
         Members equity                                     --        6,117,044       (6,117,044)(1)                --
         Common stock                                   61,085               --          (51,097)(1)             9,988
         Paid-in capital                             1,406,863               --        2,547,021 (1,2,3)     3,953,884
         Retained earings (deficit)                 (1,873,500)              --        3,727,672 (1,5)       1,854,172
                                                   -----------      -----------      -----------           -----------
                                                   $        76      $ 8,911,616      $       (76)          $ 8,911,616
                                                   ===========      ===========      ===========           ===========


Notes to Pro Forma Financial Statements

(1) Adjustment to record changes for additional stock issued and recapitalize Internet Golf with the capital structure of Harbin Three and to reflect the 100 to 1 reverse stock split.

(2)   Liabilities assumed by certain Internet Golf shareholders

(3)   To convert outstanding debt into shares of common stock

(4)   Eliminate loss from discontinued operations.

(5)   Adjustment to record merger costs

                HARBIN THREE HAPPINESS BIOENGINEERING LIMITED AND
          INTERNET GOLF ASSOCIATION, INC. (A DEVELOPMENT STAGE COMPANY)
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001


                                       INTERNET          HARBIN
                                         GOLF             THREE        PRO FORMA
                                      (UNAUDITED)      (UNAUDITED)     ADJUSTMENTS         PRO FORMA
                                      -----------      -----------     -----------        -----------
Gross revenue                         $        --      $ 5,942,244              --        $ 5,942,244
Cost of sales                                  --        2,486,325              --          2,486,325
                                      -----------      -----------     -----------        -----------
Gross profit                                   --        3,455,919              --          3,455,919


Selling, general and
  administrative expenses                      --        1,779,078              --          1,779,078
Depreciation                                   --          289,234              --            289,234
Interest                                       --           70,202              --             70,202
Provision for taxes                            --          197,610              --            197,610
                                      -----------      -----------     -----------        -----------
Net income from continuing
 operations                                    --        1,119,795              --          1,119,795
Loss from discontinued
 operations                               (52,585)              --          52,585(4)              --
                                      -----------      -----------     -----------        -----------

Net income                            $   (52,585)     $ 1,119,795     $    52,585        $ 1,119,795
                                      ===========      ===========     ===========        ===========

Income (loss) per common share

Basic and diluted
  Income from continuing
  operations                          $        --                                         $     0.113
  Loss from discontinued
  operations                                (0.09)                                                 --
                                      -----------                                         -----------
Net income                            $     (0.09)                                        $     0.113
                                      ===========                                         ===========
Weighted average number of common
  shares outstanding
  Basic and diluted                       562,707                                           9,887,790


Notes to Pro Forma Financial Statements

(1) Adjustment to record changes for additional stock issued and recapitalize Internet Golf with the capital structure of Harbin Three and to reflect the 100 to 1 reverse stock split.

(2)   Liabilities assumed by certain Internet Golf shareholders

(3)   To convert outstanding debt into shares of common stock

(4)   Eliminate loss from discontinued operations.

(5)   Adjustment to record merger costs

                HARBIN THREE HAPPINESS BIOENGINEERING LIMITED AND
          INTERNET GOLF ASSOCIATION, INC. (A DEVELOPMENT STAGE COMPANY)
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                               INTERNET          HARBIN
                                                 GOLF             THREE        PRO FORMA
                                              (UNAUDITED)      (UNAUDITED)     ADJUSTMENTS         PRO FORMA
                                              -----------      -----------     -----------        -----------
        Gross revenue                         $        --      $ 5,928,512     $        --        $ 5,928,512
        Cost of sales                                  --        1,997,317              --          1,997,317
                                              -----------      -----------     -----------        -----------
        Gross profit                                   --        3,931,195              --          3,931,195

        Selling, general and
         administrative expenses                       --        2,281,737              --          2,281,737
        Depreciation                                   --          365,041              --            365,041
        Interest                                       --           93,551              --             93,551
        Other                                          --               --              --                 --
        Gain on conversion of debt                     --               --              --                 --
        Merger costs                                   --               --         299,000(5)         299,000
        Provision for taxes                            --          178,630              --            178,630
                                              -----------      -----------     -----------        -----------
        Net income from
         continuing operations                         --        1,012,236         299,000            713,236

        Loss from discontinued
         operations                            (1,507,331)              --       1,507,331(4)              --
                                              -----------      -----------     -----------        -----------
        Net income                            $(1,507,331)     $ 1,012,236     $ 1,208,331        $   713,236
                                              ===========      ===========     ===========        ===========
        Income (loss) per common share

        Basic and diluted
         Income from continuing
         operations                           $     (4.76)                                        $      0.07
         Loss from discontinued
         operations                                    --                                                  --
                                              -----------                                         -----------
        Net income                            $     (4.76)                                        $      0.07
                                              ===========                                         ===========

        Weighted average number of common
         shares outstanding
         Basic                                    316,574                                           9,887,790


Notes to Pro Forma Financial Statements

(1) Adjustment to record changes for additional stock issued and recapitalize Internet Golf with the capital structure of Harbin Three and to reflect the 100 to 1 reverse stock split.

(2)   Liabilities assumed by certain Internet Golf shareholders

(3)   To convert outstanding debt into shares of common stock

(4)   Eliminate loss from discontinued operations.

(5)   Adjustment to record merger costs